UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware		001-38073		81-4549921
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

		1930 W. Rio Salado Parkway
	Tempe	Arizona	85281
		(Address of principal executive offices, including zip code)

(480) 719-8809
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange

Item 1.01 Entry Into a Material Definitive Agreement.

On September 29, 2020, a subsidiary of Carvana Co. (the “Company”), Ally Bank, and Ally Financial (together “Ally”) amended the Amended and Restated Master Purchase and Sale Agreement (the “MPSA”) to provide for the sale of up to an additional $1.0 billion of principal balance of finance receivables to Ally through March 23, 2021, representing a total of $3.0 billion in commitments to purchase finance receivables from the Company since March 2020.

On September 29, 2020, the Company and Ally restated the Amended and Restated Inventory Financing and Security Agreement (the “Floor Plan Facility”) to increase the line of credit to $1.25 billion, reduce the interest rate to one-month LIBOR plus 3.15% irrespective of the outstanding balance, and extend the maturity date to March 31, 2023. The Company will be required to pay Ally an availability fee based on the average unused capacity during the prior calendar quarter.

The foregoing descriptions of the amendment to the MPSA and restatement of the Floor Plan Facility do not purport to be complete and are qualified in their entirety by the terms and conditions of the amendment and the restatement, copies of which will be filed with the U.S. Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ending September 30, 2020.

Item 7.01 Regulation FD Disclosure.

On September, 29, 2020, the Company issued a press release announcing the transactions described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 29, 2020.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 29, 2020	CARVANA CO.

		By:	/s/ Paul Breaux
		Name:	Paul Breaux
		Title:	Vice President, General Counsel and Secretary